FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)  November 17, 1999.


                           HIGH PLAINS CORPORATION

             (Exact name of registrant as specified in its charter)


Kansas                                                               #1-8680
(State or other jurisdiction of                             (Commission File
incorporation)                                                       Number)



200 W. Douglas                                                   #48-0901658
Suite #820                                                     (IRS Employer
Wichita, Kansas  67202                                   Identification No.)
(Address of principal
executive offices)


                               (316) 269-4310
                      (Registrant's telephone number)

Item 5  Other Information

Wichita, Kansas - November 16, 1999 - High Plains Corporation (NASDAQ:HIPC) announced today that it has entered into a pilot project to test production of glycerol at one of its existing ethanol production facilities. The Company anticipates that the glycerol, a chemical product commonly used in the manufacturing of pharmaceuticals, cosmetics, and pet foods, can be produced as a co-product with ethanol from existing plant assets, with relatively minor process modifications and equipment additions.

"With the excellent probability of success of this pilot project, High Plains will not only lessen its exposure to the volatile ethanol market, but will also provide an alternative product with more consistent profit margins," stated Gary R. Smith, High Plains' President and Chief Executive Officer.
"We expect the glycerol project to decrease our production of distillers grains and solubles, the high protein cattle feed by-product we currently manufacture, but not to seriously impact the total ethanol production from the plant involved," continued Smith.

High Plains announced in a July, 1999 press release its intent to search for another product to complement its ethanol production, and discussed requisite market factors in its fiscal 1999 annual report. "Improving the diversification of our markets and products has been a major goal. I am very pleased to announce that we have found a product that appears to fit well with our existing asset structure. The pilot project should be complete by the end of December, 1999, and we plan to announce our final results, and hopefully our plans for implementation, in January of 2000," concluded Smith.

Based in Wichita, Kansas, High Plains Corporation is among the Nation's largest producers of ethanol. The Company operates production facilities in Colwich, Kansas; York, Nebraska; and Portales, New Mexico.

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation risks of fluctuations in feedstock commodity prices, changes in the market prices or demand for motor fuels and Ethanol, legislative changes regarding air quality, fuel specifications or incentive programs, as well as general market conditions, competition and pricing. The Company believes that forward-looking statements made by it are based upon reasonable expectations. However, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including its annual 10K, Proxy Statement, and quarterly 10Q filings, copies of which are available from the Company without charge.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:     November 17, 1999                        HIGH PLAINS CORPORATION


                                                   /s/Gary R. Smith
                                                   President & CEO